Exhibit 99.1


                              PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


               In connection with the Quarterly Report of Pacific State Bancorp (the "Company") on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on August 2, 2002 (the "Report'), the undersigned hereby certify, pursuant to 18 U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

               (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                   SIGNATURES

         Pursuant to the requirements of Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PACIFIC STATE BANCORP

BY: /s/ STEVEN A. ROSSO                              Date: November 4, 2002
    -------------------------------------
             Steven A. Rosso
    President and Chief Executive Officer


BY: /s/ CARMELA JOHNSON                              Date: November 4, 2002
    -------------------------------------
             Carmela Johnson
      Executive Vice President and
        Chief Financial Officer